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                                                                   EXHIBIT 10.17

                              DURECT CORPORATION

                        COMMON STOCK PURCHASE AGREEMENT
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     This Common Stock Purchase Agreement (the "Agreement") is made as of April
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14, 2000, by and between Durect Corporation, a Delaware corporation (the
"Company"), and ALZA Corporation, a Delaware corporation ("Purchaser").
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     1.   Issuance of Stock.  Subject to the terms and conditions of this
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Agreement, the Company will issue Purchaser 1,000,000 shares of Common Stock
(the "Shares"), in consideration of Purchaser's agreement to amend that certain
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Amended and Restated Development and Commercialization Agreement entered into between the Company and Purchaser dated April 28, 1999. The term "Shares"
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refers to the issued Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.   Purchase of Stock.
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     (a)  The issuance of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Purchaser shall agree (the "Purchase Date"). On the Purchase Date, the Company will
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deliver to Purchaser a certificate representing the Shares to be acquired by
Purchaser (which shall be issued in Purchaser's name) against payment therefor by Purchaser's agreement to enter into the Second Amended and Restated Development and Commercialization Agreement effective April 28, 1999.

     (b) Purchaser understands that it is responsible for the payment of all taxes on the receipt of the Shares, including but not limited to federal and state income taxes, local taxes and FICA, if any. Purchaser agrees to indemnify the Company with respect to any obligations or expenses related to such taxes.

     3.   Investment and Taxation Representations.  In connection with the
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acquisition of the Shares, Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act. Purchaser does not have any present intention to transfer the Shares to any other person or entity.

          (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

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          (c)  Purchaser understands that the Shares are "restricted securities"
under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

          4.   Company Covenant.  The Company hereby covenants that it will
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amend the Second Amended and Restated Investors' Rights Agreement dated March
28, 2000, among the Company and certain investors (the "Rights Agreement") to include as Registrable Securities (as defined in the Rights Agreement) the Common Stock issued pursuant to this agreement so that such shares of Common Stock have the same registration rights under the Rights Agreement as shares of the Company's Series A-1 Preferred Stock held by Purchaser. If such amendment is not completed within 30 days after the date of this Agreement, then the Shares shall not be subject to the Amended and Restated Market Stand-off Agreement dated June 19, 1998.

          5.   Restrictive Legends and Stop-Transfer Orders.
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               (a)  Legends.  The certificate or certificates representing the
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Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

                    (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                    (ii) any other legend required by federal or state securities laws.

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               (b)  Stop-Transfer Notices.  Purchaser agrees that, in order to
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ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

               (c)  Refusal to Transfer.  The Company shall not be required
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(i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     6.   No Employment Rights. Nothing in this Agreement shall affect in any
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manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

     7.   Market Standoff Agreement.  In connection with the initial public
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offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering. In addition to the foregoing restrictions, subject to
Section 4 above, Purchaser agrees that the Shares are also subject to the terms of that certain Amended and Restated Market Stand-Off Agreement entered into by and between the Company and Purchaser dated June 19, 1998.

     8.   Miscellaneous.
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          (a)  Governing Law.  This Agreement and all acts and transactions
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pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b)  Entire Agreement; Enforcement of Rights.  This Agreement sets
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forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c)  Severability.  If one or more provisions of this Agreement are
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held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for

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such provision, then (i) such provision shall be excluded from this Agreement,
(ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d)  Construction.  This Agreement is the result of negotiations
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between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e)  Notices.  Any notice required or permitted by this Agreement
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shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f)  Counterparts.  This Agreement may be executed in two or more
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counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g)  Successors and Assigns.  The rights and benefits of this
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Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (h)  California Corporate Securities Law.  THE SALE OF THE SECURITIES
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WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE
COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

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     The parties have executed this Agreement as of the date first set forth above.

                                   DURECT CORPORATION

                                   By: /s/ James E. Brown
                                       ________________________________

                                   Title: Chief Executive Officer
                                          _____________________________

                                   Address: ___________________________


                                   ____________________________________

                                   PURCHASER:

                                   ALZA CORPORATION

                                   By: /s/ Peter Staple
                                       ________________________________

                                   Title: Executive Vice President
                                          _____________________________

                                   Address: ___________________________


                                   ____________________________________

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